UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 1, 2020

FREQUENCY THERAPEUTICS, INC.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-39062	47-2324450
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

19 Presidential Way, 2nd Floor

Woburn, MA 01801

(Address of principal executive offices) (Zip Code)

(866) 389-1970

(Registrant’s telephone number, include area code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.001 per share	FREQ	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On December 1, 2020, Peter P. Pfreundschuh, age 51, was appointed to to serve as Chief Financial Officer of Frequency Therapeutics, Inc. (the “Company”), effective December 1, 2020 (the “Effective Date”). In connection with his appointment, Mr. Pfreundschuh assumed the responsibilities as principal financial officer and principal accounting officer of the Company from Richard Mitrano, the Company’s Vice President of Finance and Operations.

Mr. Pfreundschuh previously served as Chief Financial Officer of UroGen Pharma Ltd. from August 2018 to October 2020. He previously served as the Chief Financial Officer of Sucampo Pharmaceuticals, Inc. (“Sucampo”) from March 2017 to February 2018. Prior to joining Sucampo, Mr. Pfreundschuh was Executive Vice President of Finance and Chief Financial Officer of Immunomedics Inc. (“Immunomedics”), a biotechnology company, from September 2013 to September 2016. Before Immunomedics, Mr. Pfreundschuh was Chief Financial Officer for CircuLite, Inc. Mr. Pfreundschuh’s previous roles include leadership positions in finance, commercial operations and business development within the pharmaceutical industry at AstraZeneca Pharmaceuticals LP, and Johnson & Johnson. He is currently a board member of Speratus Therapeutics, Inc., and GitBasic LLC. Mr. Pfreundschuh has also previously served as an advisor or board member to Immunomedics Inc., CircuLite Inc., and Reproductive Medical Associates of New Jersey, in addition to other companies and private organizations. He holds a B.S. degree in accounting from Rutgers University School of Business, an M.B.A in Finance from Rider University Graduate School of Business, and completed Masters coursework in Strategic Marketing for the Healthcare Industry at Northwestern University’s Kellogg School of Management. Mr. Pfreundschuh is a Certified Public Accountant (CPA) licensed in the State of New Jersey, and started his career with Ernst & Young LLP.

In connection with his employment, the Company and Mr. Pfreundschuh entered into an Employment Agreement, effective as of the Effective Date (the “Employment Agreement”), which sets forth certain terms of Mr. Pfreundschuh’s employment. There are no other arrangements or understandings between Mr. Pfreundschuh and any other persons pursuant to which he was selected as the Company’s Chief Financial Officer.

Pursuant to the terms of the Employment Agreement, Mr. Pfreundschuh will receive a one-time sign-on bonus of $70,000 in order to assist with his relocation to the greater Boston area and an initial annual base salary of $450,000. In addition, he will be eligible to receive an annual performance bonus targeted at up to 40% of his annual base salary, pro-rated to his start date.

The Employment Agreement further provides that, subject to the approval of the Compensation Committee of the Board of Directors of the Company, Mr. Pfreundschuh is entitled to an option to purchase 230,000 shares of the Company’s common stock under the Company’s 2019 Incentive Award Plan. Mr. Pfreundschuh will also be eligible to participate in all customary employee benefit plans or programs of the Company generally available to the Company’s full-time employees and/or executive officers.

In the event Mr. Pfreundschuh’s employment is terminated without cause or Mr. Pfreundschuh terminates his employment for good reason, then, subject to Mr. Pfreundschuh entering into a separation agreement with the Company, he will be eligible to receive: (i) compensation equal to his then current base salary, payable over twelve months, (ii) an amount equal to his target annual incentive compensation and (iii) subject to his election of Consolidated Omnibus Budget Reconciliation Act (“COBRA”) health continuation coverage, monthly contributions for up to twelve months, monthly contributions until he becomes eligible for group health coverage through other employment, or his COBRA health continuation period, whichever ends earlier.

In the event that such termination without cause or resignation for good reason occurs within a twelve-month period following a change of control transaction, then Mr. Pfreundschuh shall be entitled to receive: (i) compensation in the amount equal to the sum of his then current base salary plus his target annual incentive compensation, (ii) 100% acceleration of all equity awards held as of the date of termination, (iii) subject to his election of COBRA health continuation coverage, monthly contributions for up to twelve months, monthly contributions until he becomes eligible for group health coverage through other employment, or his COBRA health continuation period, whichever ends earlier. All references to “cause,” “good reason” and “change in control” are as defined in the Employment Agreement.

The foregoing description of the Employment Agreement does not purport to be complete and is qualified in its entirety by reference to such agreement, a copy of which is attached to this Current Report on Form 8-K (the “Current Report”) as Exhibit 10.1 and incorporated herein by reference.

In connection with Mr. Pfreundschuh’s appointment as Chief Financial Officer, the Company issued a press release on December 1, 2020, a copy of which is furnished herewith as Exhibit 99.1. Exhibit 99.1 attached hereto is intended to be furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such filing.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

10.1	Employment Agreement, effective December 1, 2020, by and between Frequency Therapeutics, Inc. and Peter P. Pfreundschuh.

99.1	Press Release issued by Frequency Therapeutics, Inc., dated December 1, 2020.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FREQUENCY THERAPEUTICS, INC.

Date: December 1, 2020	By:	/s/ Michael D. Bookman
Name: Michael D. Bookman
Title: Deputy General Counsel and Secretary